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                                                                    Exhibit 99.1



SILVERSTREAM SOFTWARE TO ACQUIRE GEMLOGIC


Provides Company With XML-Based Business-To-Business
Commerce Solution

BURLINGTON, Mass.--Dec. 13, 1999--SilverStream Software, Inc. (NASDAQ:SSSW), a global Internet infrastructure company, today announced that it will acquire GemLogic, maker of the XML Integration Server (XMLIS) product suite. XMLIS is designed to leverage the capabilities of J2EE, made available by the SilverStream Application Server for business-to-business (B-to-B) commerce applications (see related announcement: SilverStream Expands Product Line..., December 13, 1999).

GemLogic's end-to-end XML solution combined with SilverStream's proven Java application server provides one of the industry's most comprehensive e-business platforms.

The XMLIS Suite is made up of the XDesigner, a visual XML integration environment; XServer for XML application deployment and management; and eXplorer, an innovative visual environment for viewing and cataloging XML application resources. XMLIS also includes a family of application enablers that provide XML interoperability for many host legacy systems.

Unlike business-to-consumer (B-to-C) Internet commerce, which uses HTML as the communications medium between humans and machines, XML is used for machine-to-machine communication via the Web. XML's self-describing textual format is specifically designed to travel over Internet protocols and through firewalls, making it an ideal medium for B-to-B commerce.

"We believe the XML standard will prove to be the very foundation of Web-based B-to-B commerce systems, and see enormous market opportunity for companies that enable Web-based transactions via XML", said Dave Litwack, president and CEO of SilverStream Software. "Through the acquisition of GemLogic, SilverStream is well positioned to lead this new wave of inter-business communication."

Business-to-Business Commerce Through XML

In the November 1999 Forrester Research Brief, Java Application Servers Must Include XML Support, analyst Joshua Walker writes, "In a dynamic eBusiness environment, developers cannot predict which component platform their business partners will use: COM? CORBA? Java? Therefore, firms must rely on what Forrester

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calls Internet middleware -- built on XML over HTTP -- to integrate inter-enterprise applications. To make use of Internet middleware capabilities, developers need XML tools that are tightly integrated with the deployment environment's security model and transaction services -- which already exist as standard Java APIs."

XML has evolved as a standard that enables and enhances widespread B-to-B commerce over the Web -- representing an important opportunity for application server vendors. For example, XML can be the power behind applications involving electronic exchanges that link business buyers with sales data and prospect lists, or enable supply chain integration applications that connect businesses to customers, suppliers and distributors.

"XML will become the linchpin for inter-enterprise communications. GemLogic's XML technologies will augment SilverStream's award-winning application server with key XML functionality," said Frederick Holahan, president of GemLogic. "We're excited to become part of SilverStream Software."

"GemLogic's XMLIS Suite is a strategic addition to our product line and will enhance SilverStream's B-to-B commerce capabilities," added David Skok, SilverStream's chairman and founder. "Furthermore, customers tell us they plan to add XML-based cross-application transaction functionality as part of their business-critical applications. SilverStream is very excited about the GemLogic team. They are a company with leading-edge XML technology and a strong engineering group."

The terms of the GemLogic acquisition are not being separately disclosed.

About GemLogic

GemLogic is a privately held company located in Southbury, CT. GemLogic's product family, XMLIS, is a comprehensive environment for integrating diverse enterprise applications across the internet. Developed from the ground up to leverage the openness of XML, XMLIS specializes in the enablement and integration of legacy systems. XMLIS delivers a single, unified solution for connecting legacy systems with vendor packages and internet commerce applications. For more information on GemLogic go to http://www.gemlogic.com.

About SilverStream

SilverStream Software, Inc., a global Internet infrastructure company, delivers software and services that enable businesses to create, deploy and manage Internet, e-commerce, extranet, and intranet applications. SilverStream's application server technology offers comprehensive support for the Java2 platform Enterprise Edition (J2EE) standard, plus value-add features for developing and deploying high quality, complex enterprise Web applications -- all of which provide users with real-world e-business advantages. Used in corporations throughout the world, the SilverStream Application Server is changing the way business is being conducted in Fortune 2000 companies such as ARCO, Ameritech, Bell Atlantic, Chevron, and the Chicago Stock Exchange.

SilverStream Software, http://www.silverstream.com, is publicly traded on the NASDAQ national market under the symbol (SSSW) and is based in Burlington, Massachusetts.

SilverStream is a registered trademark of SilverStream Software, Inc. All other names are trademarks or registered trademarks of their respective owners.

This release contains information about management's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking

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statements as a result of various important factors including, but not limited to, uncertainty related to consummation of binding agreements with prospective business partners, competition, development of the market place, product development and enhancement, technological changes and other factors that are discussed in the Company's most recent quarterly report on Form 10-Q and other documents that are periodically filed with the SEC.
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SILVERSTREAM SOFTWARE TO ACQUIRE OBJECTERA

COMPANY EMBEDS JAVA ORB INTO APPLICATION SERVER AND WILL SELL STAND-ALONE
PRODUCT

BURLINGTON, Mass.--Dec. 13, 1999-- SilverStream Software, Inc. (NASDAQ:SSSW), a global Internet infrastructure company, today announced that it will acquire ObjectEra, Inc. SilverStream currently incorporates ObjectEra's JBroker technology into its SilverStream Application Server and will sell the product separately. This acquisition underscores SilverStream's commitment to providing a product line based on a proven application server that adds value on top of the latest industry standards (see related release: SilverStream Expands Product Line..., December 13, 1999).

As part of the SilverStream Application Server, the ObjectEra ORB provides technology critical for building complex Web applications that comply with the latest Java specifications.

JBroker is an advanced Java-based object request broker (ORB) and services designed for building high-performance, enterprise applications using the latest CORBA and Enterprise Java Bean (EJB) technology. The JBroker ORB is one of the first commercial products to support newer Java standards such as RMI over IIOP included in the Java2 platform, Enterprise Edition (J2EE), from Sun Microsystems, as well as newer technologies defined in CORBA 2.3.

"Java and the J2EE platform have brought a new set of requirements to ORB technology," said Dave Litwack, President and CEO of SilverStream Software. "SilverStream believes that JBroker is a best-in-class Java ORB, based on both performance and functionality. We are pleased to be offering it as a core piece of the SilverStream Application Server."

"We share SilverStream's vision for standards-based application server architecture and we're pleased to be part of the company," said Rohit Garg, ObjectEra's President and Chief Technology Officer. "The JBroker ORB has been designed from the ground up for high performance, large scale Java platform and EJB implementations. It's a fundamental technology that customers benefit from."

The terms of the ObjectEra acquisition are not being separately disclosed.

About ObjectEra


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ObjectEra Inc., headquartered in San Jose, California, is a leading provider of distributed computing solutions built using Java. ObjectEra products include JBroker, a high performance and scalable Java CORBA ORB, development tools, and services. ObjectEra was founded in 1998. For more information on ObjectEra visit online at http://www.objectEra.com.

About SilverStream

SilverStream Software, Inc., a global Internet infrastructure company, delivers software and services that enable businesses to create, deploy and manage Internet, e-commerce, extranet, and intranet applications. SilverStream's application server technology offers comprehensive support for the Java2 platform Enterprise Edition (J2EE) standard, plus value-add features for developing and deploying high quality, complex enterprise Web applications - all of which provide users with real-world e-business advantages. Used in corporations throughout the world, the SilverStream Application Server is changing the way business is being conducted in Fortune 2000 companies such as ARCO, Ameritech, Bell Atlantic, Chevron, and the Chicago Stock Exchange.

SilverStream Software, http://www.silverstream.com, is publicly traded on the NASDAQ national market under the symbol (SSSW) and is based in Burlington, Massachusetts.

SilverStream is a registered trademark of SilverStream Software, Inc. All other names are trademarks or registered trademarks of their respective owners.

This release contains information about management's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, uncertainty related to consummation of binding agreements with prospective business partners, competition, development of the market place, product development and enhancement, technological changes and other factors that are discussed in the Company's most recent quarterly report on Form 10-Q and other documents periodically filed with the SEC.


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